THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUS DATED JULY 1, 2025

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement updates certain information in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses, as applicable, for the above-referenced variable life policy and any supplements to the prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplements without charge upon request.
Update to Periodic Charges (Other than Portfolio Operating Expenses)
Effective January 1, 2026, in all states/jurisdictions other than the states of California, New York, and Texas, under “Fee and Expense Tables” section, in the table titled “Periodic Charges (Other than Portfolio Operating Expenses),” under the sub-header row titled “Cost of Insurance Charge” the “Guaranteed Maximum Charge” and “Current Charge” for Charge for Insureds, one Male and one Female, with Issue Ages 55, Premier Non-Tobacco underwriting classification in the sixth Policy Year (varies by Policy Year), are amended to reflect the following changes. These changes will become effective on or about March 1, 2026, in the states/jurisdictions of California, New York, and Texas.
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Charge for Insureds, one Male and one Female, with Issue Ages 55, Premier Non-Tobacco underwriting classification in the sixth Policy Year (varies by Policy Year)[5]		$0.05 (monthly) per $1,000 of net amount at risk in the sixth Policy Year (varies by Policy Year)[5]	$0.03 (monthly) per $1,000 of net amount at risk in the sixth Policy Year (varies by Policy Year)[5]

This Supplement is dated November 21, 2025.